EXHIBIT 10.2 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT This Third Amendment to Purchase and Sale Agreement (this “Amendment”) dated as of the Effective Date (as hereinafter defined) is by and between ABP FL (YULEE) LLC, a Delaware limited liability company (“Seller”), and BIG ACQUISITIONS LLC, an Illinois limited liability company (“Buyer”). RECITALS: A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of March 19, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 29, 2019 and that certain Second Amendment to Purchase and Sale Agreement dated April 30, 2019 pertaining to the proposed sale by Seller to Buyer of certain real property more particularly described therein (collectively, the “Agreement”). B. The parties desire to amend certain provisions of the Agreement regarding the legal description of the Property. OPERATIVE TERMS: NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants set forth in the Agreement and in this Amendment, Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows: 1. Recitals; Defined Terms. The foregoing recitals are true and correct in all material respects. Capitalized terms and phrases used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms and phrases in the Agreement. Unless the context clearly indicates otherwise, all references to “this Agreement” in the Agreement and in this Amendment shall hereinafter be deemed to refer to the Agreement, as amended hereby. As used in this Amendment (but not for purposes of the Agreement, in which context the definition of the term “Effective Date” shall remain unchanged), “Effective Date” shall mean the date on which Seller or Buyer shall have executed this Amendment, as indicated under their respective signatures, whichever is the later to do so. 2. Waiver of Due Diligence Termination Right. Buyer acknowledges that Buyer has completed all Due Diligence Buyer has deemed necessary or appropriate, and, subject to the Seller’s Warranties, Buyer has confirmed to its satisfaction all information that it considers material to its purchase of the Property or the Transaction. Accordingly, Buyer waives any right it may have had to Terminate the Agreement pursuant to Paragraph 4.3 or 4.5 thereof, based in part on the modifications to the Agreement set forth in this Amendment. 3. Port Authority Parcel. The following new definition is added to Schedule A to the Agreement: “‘Port Authority Parcel’ shall mean that parcel of land shown cross-hatched on Exhibit O attached hereto, which description shall be replaced at Closing by a legal description prepared by Buyer’s surveyor and (a) approved by the current owner of the Port Authority Parcel and (b) sufficient for the Title Company to issue a contiguity endorsement with respect to all separate parcels of the Real Property.” The Real Property shall include the Port Authority Parcel.

4. Conditions to Buyer’s Obligations. Paragraph 10.1 of the Agreement is amended by appending the following new paragraph after subparagraph C thereof: “D. Acquisition of Port Authority Parcel. At Seller’s sole cost and expense and prior to Closing, Seller shall have acquired the Port Authority Parcel, and at Closing, the Port Authority Parcel shall be conveyed to Purchaser as a part of the Real Property, all of which shall be subject only to the Permitted Title Exceptions and consistent with Paragraph 4.3 hereof.” 5. Closing Deadline. The definition of “Closing Deadline” in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following definition: “‘Closing Deadline’ shall mean May 16, 2019.” 6. Lease Amendment regarding Rail Service. The following shall be appended to Paragraph 5.01(b) of the Lease: “Tenant acknowledges and agrees that the loss of use of the existing rail spur servicing the Premises resulting from any loss of rights to use the track existing between the main railroad line adjacent to the Premises and the sidetrack servicing the Premises will not in and of itself be deemed a default by Landlord under this Lease or otherwise constitute grounds for termination of this Lease.” 7. Headings. The headings to sections of this Amendment are for convenient reference only and shall not be used in interpreting this Amendment. 8. Entire Agreement. This Amendment contains the entire agreement and understanding between the parties concerning the subject matter of this Amendment and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, concerning the matters that are the subject of this Amendment. 9. Force and Effect. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect. Seller and Buyer hereby ratify and confirm their respective rights and obligations under the Agreement, as amended by this Amendment. 10. Counterparts. This Amendment may be executed in counterparts, and all such counterparts shall when taken together, constitute one and the same instrument. 11. Electronic Execution. This Amendment may be executed and delivered by electronic transmission, with the same force and effect as a fully-executed or counterpart original document. [Remainder of this page has been intentionally left blank. Signatures appear on the following page.]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the Effective Date. SELLER: ABP FL (YULEE) LLC, a Delaware limited liability company By: /s/ Justin B. Heineman Justin B. Heineman Vice President and Corporate Secretary Date signed: May 1, 2019 BUYER: BIG ACQUISITIONS LLC, an Illinois limited liability company By: /s/ Michael W. Brennan Name: Michael W. Brennan Title: Manager Date signed: May 1, 2019